                                                                      Exhibit 24
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                                 POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS:

  WHEREAS, PACTEL CORPORATION, a California corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

  WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below under his name;

  NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sam Ginn, C. Lee Cox, Lydell L. Christensen, Margaret G. Gill, Mohan S. Gyani, and each of them, his attorneys for him in his stead, in his capacity as an officer, director, or both, of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25 day of February, 1994.


   /s/ Sam Ginn                              /s/ C. Lee Cox
  Sam Ginn                                  C. Lee Cox
  Chairman of the Board and                 President and Chief Operating
  Chief Executive Officer                   Officer and Director


   /s/ Lydell L. Christensen                 /s/ Mohan S. Gyani
  Lydell L. Christensen                     Mohan S. Gyani
  Executive Vice President                  Vice President, Finance
  and Chief Financial Officer               and Treasurer
                                            (Principal Accounting Officer)















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

                                                          Exhibit 24 (Continued)
                                                          ----------------------

                                 POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS:

  WHEREAS, PACTEL CORPORATION, a California corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

  WHEREAS, each of the undersigned is a director of the Corporation as indicated below under his name;

  NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sam Ginn, C. Lee Cox, Lydell L. Christensen, Margaret G. Gill, Mohan S. Gyani, and each of them, his attorneys for him in his stead, in his capacity as a director of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25 day of February, 1994.


   /s/ Donald G. Fisher                     /s/ James R. Harvey
  Donald G. Fisher-Director                 James R. Harvey-Director



   /s/ Paul Hazen                           /s/ Arthur Rock
  Paul Hazen-Director                       Arthur Rock-Director


   /s/ Charles R. Schwab                    /s/ George P. Shultz
  Charles R. Schwab-Director                George P. Shultz-Director

















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